Exhibit 10.5
FIRST AMENDMENT TO
SECURITIES PURCHASE AGREEMENT
          This First Amendment to Securities Purchase Agreement (this “Amendment”) is dated as of July ___, 2005, among CHANGING WORLD TECHNOLOGIES, INC., a Delaware corporation (the “Company”), having its principal office at 460 Hempstead Avenue, West Hempstead, New York 11552 and each of the investors set forth on signature pages hereto (each an “Investor”; and collectively the “Investors”).
          WHEREAS, the Company and the Investors are party to that certain Securities Purchase Agreement date October 24, 2002 (the “Original Agreement”);
          WHEREAS, the Company and the Investors desire to amend the Original Agreement to eliminate the Investors rights to cause the Company to register shares of common stock of the Company as set forth in Sections 7.2.2 and 7.2.3(i) thereof.
          NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Amendment, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Investors agree as follows:
1. Amendments. Sections 7.2.2 and 7.2.3(i) of the Original Agreement are hereby deleted and of no further force and effect.
2. Inconsistent Terms. The terms and provisions hereof are intended to amend the Original Agreement. If any term or provision of the Original Agreement is contradictory to, or inconsistent with, any term or provision of this Amendment, then the terms and provisions of this Amendment shall in all events control and such contradictory or inconsistent term or provision of the Original Agreement shall be null and void. All terms of the Original Agreement not expressly amended hereby shall remain in full force and effect..
3. Miscellaneous.
     3.1 This Amendment shall be deemed to have been made and delivered in New York City and shall be governed as to validity, interpretation, construction, effect and in all other respects by the internal laws of the State of New York.
     3.2 This Amendment may be executed in separate counterparts, all of which shall constitute one agreement.

          IN WITNESS WHEREOF, the parties have executed this First Amendment to Securities Purchase Agreement as of the date first above written.

COMPANY: CHANGING WORLD TECHNOLOGIES, INC.
By:
Name:
Title:

INVESTORS: CWT VENTURES GROUP II LLC
By:
Name:
Title:

Eizel 33, LLC
By:
Name:
Title:

[Signature Page to First Amendment to Securities Purchase Agreement — Continued]

ZACHARY I. SILVER 1999 TRUST
By:
Eve Silver, Trustee

EMILY J. SILVER 1999 TRUST
By:
Eve Silver, Trustee

LILA R. SILVER 1999 TRUST
By:
Eve Silver, Trustee

MALCOLM FINKELSTEIN 1999 TRUST
By:
Michael B. Finkelstein, Trustee

BENJAMIN FINKELSTEIN 1999 TRUST
By:
Michael B. Finkelstein, Trustee

CAROLINE S. FINKELSTEIN 1999 TRUST
By:
Michael B. Finkelstein, Trustee

[Signature Page to First Amendment to Securities Purchase Agreement — Continued]

JACOB ENTEL 1999 TRUST
By:
Deborah Entel, Trustee

ALEXA M. ENTEL 1999 TRUST
By:
Deborah Entel, Trustee

MED PARTNERS
By:
Michael B. Finkelstein, Partner

[Signature Page to First Amendment to Securities Purchase Agreement — Continued]

Jerome Finkelstein

Harold Finkelstein

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